SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 11, 1999


                              POLAROID CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  1-4085                 04-1734655
 ---------------------------  ------------------------  ----------------------
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                 Identification Number)



               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (Zip Code)


                                 (781) 386-2000
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              (Registrant's telephone number, including area code)

Item 5. Other Events

        On February 17, 1999, Polaroid Corporation (the "Company") completed an underwritten offering (the "Offering") of $275 million aggregate principal amount of its 11 1/2% Notes due 2006 (the "Notes") covered by its shelf Registration Statements on Form S-3 (File No.'s 333-0791 and 333-67647). The sale of the Notes was underwritten by Lehman Brothers Inc., J.P. Morgan Securities Inc., ABN AMRO Incorporated, Deutsche Bank Securities Inc. and PNC Capital Markets, Inc. pursuant to an Underwriting Agreement filed herewith as
Exhibit 1.1. The terms and other provisions of the Notes are defined in the Indenture, dated as of January 9, 1997, by and between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), the form of which was filed as Exhibit 4.1 to the Company's Registration Statement on Form S-3 (File No. 333-0791), and the Supplemental Indenture, dated as of February 17, 1999 (including the form of the global notes representing the Notes (the "Global Notes")), by and between the Company and the Trustee, filed herewith as Exhibit
4.2. The form of the Global Notes, included in Exhibit 4.2, is filed herewith as
Exhibit 4.3.

Item 7. Exhibits

The following exhibits are filed as part of this report.

1.1 Underwriting Agreement, dated February 11, 1999, by and among Polaroid Corporation, Lehman Brothers Inc., J.P. Morgan Securities Inc., ABN AMRO Incorporated, Deutsche Bank Securities Inc. and PNC Capital Markets, Inc.

4.2 Supplemental Indenture, dated as of February 17, 1999, between Polaroid Corporation and State Street Bank and Trust Company, as Trustee, relating to the $275 million aggregate principal amount of Polaroid Corporation's 11 1/2% Notes due 2006.

4.3 Form of Global Notes. (The Form of Global Notes, included in Exhibit 4.2, is hereby incorporated herein by reference.)

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                   POLAROID CORPORATION


                                   By:/s/ JUDITH G. BOYNTON
                                      --------------------------
                                      Name:  Judith G. Boynton
                                      Title: Executive Vice President and Chief
                                             Financial Officer




Dated: February 17, 1999

                                  EXHIBIT INDEX


Exhibits

1.1 Underwriting Agreement, dated February 11, 1999, by and among Polaroid Corporation, Lehman Brothers Inc., J.P. Morgan Securities Inc., ABN AMRO Incorporated, Deutsche Bank Securities Inc. and PNC Capital Markets, Inc.

4.2 Supplemental Indenture, dated as of February 17, 1999, between Polaroid Corporation and State Street Bank and Trust Company, as Trustee, relating to $275 million aggregate principal amount of Polaroid Corporation's 11 1/2% Notes due 2006.

4.3 Form of Global Notes. (The Form of Global Notes, included in Exhibit 4.2, is hereby incorporated herein by reference.)